AGREED FORM

                                DATED     , 1999




                     [RELEVANT GLYNWED COMPANY] LIMITED


                                   -and-


                         GLYNWED PROPERTIES LIMITED


                                   -and-


                        NIAGARA LASALLE (UK) LIMITED

                                   -and-

                            NIAGARA CORPORATION






                        ----------------------------

                             LEASE RENEWAL DEED
                       relating to land and buildings
                                  known as
                                    [ ]
                            and lease dated [ ]
                              of that property
                        ----------------------------



                               ALLEN & OVERY



                              CONTENTS

CLAUSE                                                           PAGE

1.    DEFINITIONS...................................................1
2.    INTERPRETATION................................................2
3.    OPTION TO RENEW...............................................3
4.    [CONSENTS - for mixed freehold and long leasehold
      properties only]..............................................5
5.    GUARANTEE.....................................................6
6.    TERMINATION...................................................6
7.    NO SURRENDER..................................................6
8.    GENERAL.......................................................7
9.    NOTICES.......................................................7
10.   GOVERNING LAW AND JURISDICTION................................9
11.   REGISTRATION..................................................9



THIS DEED is made on [              ], 1999

BETWEEN:

(1) [RELEVANT GLYNWED COMPANY] LIMITED (registered number [ ]) whose registered office is at [Headland House, New Coventry Road, Sheldon, Birmingham] (the "GRANTOR"); and

(2) GLYNWED PROPERTIES LIMITED (registered number 254047) whose registered office is at Headland House, New Coventry Road, Sheldon, Birmingham ("GLYNWED");

(3) NIAGARA LASALLE (UK) LIMITED (registered number 3725308) whose registered office is at Bouverie House, 154 Fleet Street, London, EC4A 2DQ (the "GRANTEE"); and

(4) NIAGARA CORPORATION a corporation organised and existing under the Laws of the State of Delaware, whose principal office is at 667 Madison Avenue, New York 10021, USA (the "GUARANTOR".)

RECITALS

(A) This Deed is supplemental to the Lease by which the Property was demised for the Term.

(B) The Grantor is the landlord under the Lease, the Grantee is the tenant under the Lease and the Guarantor is the guarantor under the Lease.

(C) Glynwed is the beneficial owner of the Property and has confirmed its consent to this Deed.

(D) The parties have agreed that the Grantee shall be granted an option to renew the Lease, in accordance with the terms of this Deed.

THIS DEED WITNESSES as follows:

1.    DEFINITIONS

      In this Deed:

      [MIXED FREEHOLD AND LONG LEASEHOLD ONLY - "CONSENT" means the consent of the Landlord and any superior landlord to the grant of the New Lease;]

      "GRANTOR" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term;

      [MIXED FREEHOLD AND LONG LEASEHOLD ONLY - "LANDLORD" means the person entitled to the reversion immediately expectant on the determination of the term granted by the relevant superior lease;]

      "LEASE" means the lease of even date herewith and made between [RELEVANT GLYNWED COMPANY LIMITED] (1) and Niagara Lasalle (UK) Limited (2) and Niagara Corporation (3) in respect of the Property and includes all deeds and documents supplemental to it;

      "NEW LEASE" means the lease to be granted on the terms set out in clause 3 below;

      "PROPERTY" means [      ] as more particularly described in the Lease;

      "GRANTEE" means the person in whom the Term of the Lease shall for the time being be vested;

      "SIDE DEED" means the Deed set out in Part II of the Schedule;

      "TERM" means the term of years granted by the Lease.

2.    INTERPRETATION

(1) Where there are two or more persons included in the expressions "Grantor" or "Grantee" each reference to Grantor or Grantee includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

      (a) that enactment as amended, extended or applied by or under any other enactment (before or after the execution of this Deed);

      (b) any enactment which that enactment re-enacts (with or without modification);

      (c) any subordinate legislation made (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

      (d) any consents, licences and permissions given (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)   Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)   The headings in this Deed do not affect its interpretation.

3.    OPTION TO RENEW

(1) On the determination of the Lease at the end of the Term only and subject to sub-clause (2), the Grantee shall have the right to the grant of the New Lease of the Property for a term of 15 years commencing on and including the day after the date of expiry of the Term of the Lease at open market rent, determined by applying the rent review provisions set out in the Schedule to this Deed such lease to be excluded from Sections 24 to 28 of the Landlord and Tenant Act 1954 and otherwise to be on the same terms as the Lease excluding the rent payable and including the variations set out in part 1 of the Schedule to this Deed and any other reasonable provisions notified in writing by the Grantor to the Grantee for the Grantee's approval, such approval not to be unreasonably withheld or delayed.

(2) The Grantee's right to the grant of the New Lease of the Property is subject to:

      (a) The Grantee giving to the Grantor prior to the expiry of the Lease not less than six months' notice of its intention to exercise this right.

      (b) the Grantee remedying any breach of any tenant's obligation in the Lease relating to the state and condition of the Property and paying all arrears of Rent (as defined in the Lease) prior to the expiry of the Grantee's notice provided that one month prior to the expiry of the Grantee's notice the Grantor has notified the Grantee of any such breaches which remain outstanding and which must be remedied prior to the expiry of the Grantee's notice.

      (c) If on the date of the grant of the new lease the Grantor is [RELEVANT GLYNWED COMPANY] and the Grantee is Niagara

            LaSalle (UK) Limited, the Guarantor must be a party to the New Lease as guarantor.

      [(d)  FOR MIXED FREEHOLD AND LONG LEASEHOLD ONLY the
            Consent to the grant of the New Lease being obtained pursuant to the provisions set out in clause 4 below provided that if the Consent has not been obtained by the end of the term under the Lease (howsoever determined) the Grantee shall on that date have the right, at its option, to complete the New Lease of the Property but if it does not complete the New Lease on that date the Grantee will lose its right to the grant of the New Lease under this agreement and the Grantor shall not be obliged to continue its application for the Consent.]

(3) Whilst during the term of the New Lease the Grantor is [RELEVANT GLYNWED COMPANY] and the Grantee is Niagara LaSalle (UK) Limited the insurance provisions to be contained in the New Lease shall be those contained in the Side Deed and the Grantor, the Grantee and the Guarantor shall complete the Side Deed simultaneously with the completion of the New Lease.

(4) If on the date of expiry of the Grantee's notice to renew, the rent payable under the New Lease and/or any other provisions notified to the Grantee by the Grantor in accordance with subclause (1) above have not been agreed between the parties (but without prejudice to subclauses (2) above) the New Lease shall in any event be completed and the following provisions (where applicable) shall apply:

      (a) If the new rent has not been determined the rent payable under the New Lease shall be the annual rent payable under the Lease immediately prior to the end of the Term. Forthwith on the new rent being ascertained the Tenant shall pay to the Landlord any shortfall between the new rent and the rent which has been paid under the New Lease together with interest at the Interest Rate (as defined in the New Lease) on the shortfall from the date on which the new rent would have been payable if ascertained before the date of the New Lease, and the Grantor, the Grantee, if appropriate, and the Guarantor shall enter into a deed of variation of the New Lease to incorporate the new rent figure in respect of which each party shall bear their own costs;

      (b) forthwith, upon agreement of any outstanding lease provision other than the new rent the parties shall enter into a deed of variation of the New Lease to incorporate the agreed provision and each party shall bear their own costs in respect of such deed.

(5) Time shall be of the essence of the contract in respect of the periods of time mentioned in sub-clause (2) and if the Grantee's option to renew is not exercised or not exercised in accordance with those time periods the Grantee shall forthwith vacate the Property at the end of the Term.

4.    [CONSENTS - FOR MIXED FREEHOLD AND LONG LEASEHOLD
      PROPERTIES ONLY]


(1) This paragraph applies to any mixed freehold and leasehold Property in relation to which leasehold Property the Consent must be obtained in order that the Grantor may effectually and lawfully grant the New Lease to the Grantee.

(2) The Grantor and the Grantee shall each use reasonable endeavours to obtain Consent as soon as possible, but the Grantor may not be required to make any payment, charge any assets, enter into any commitment, give any guarantee or provide any security. If Consent is not granted within 3 months of the application for consent being made the Grantor will at the reasonable request but at the joint equal cost of the Grantee and the Grantor commence proceedings for a declaration that the Consent is being unreasonably withheld provided that the Grantee shall provide reasonable security for its share of the costs prior to commencement of proceedings if reasonably required by the Grantor.

(3)   The Grantee shall:

      (a) supply promptly to the Grantor such information, including accounts for the last three years and references for the Grantee and any proposed guarantor as may be reasonably required by the Landlord or any superior landlord in connection with the application for the Consent;

      (b) comply with all reasonable requirements which, pursuant to any superior lease the Landlord or any superior landlord is entitled to impose on a prospective undertenant of the Property as a condition of granting Consent;

      (c) if reasonably required by the Landlord or by any superior landlord as a condition of granting Consent, covenant directly with those persons to observe and perform the tenant's covenants and the conditions to be contained in the New Lease and the tenant's covenants (other than the covenant to pay rent) and the conditions contained in any superior lease;

      (d) if reasonably required by the Grantor or the Landlord as a condition of granting the Consent, provide a guarantee from the Guarantor in such form as the Landlord shall reasonably require and/or a deposit of cash as security for the performance of covenants as the Landlord shall reasonably require; and

      (e) comply with all other reasonable requirements of the Landlord and any superior landlord in relation to obtaining Consent.

(4) The reasonable costs and expenses of the Landlord, any superior landlord and the mortgagees of any of them (including VAT) in connection with the application for Consent (including the cost of any court proceedings shall be borne jointly by the Grantor and the Grantee in equal shares, whether or not the Consent is granted.

5.    GUARANTEE

      In consideration of the Grantor entering into this Deed at the Guarantor's request, the Guarantor guarantees to the Grantor the obligations and liabilities of the Grantee under this Deed such guarantee to be on the same terms as the guarantee provisions set out in clause 8 of the Property Agreement which is hereby incorporated into this Deed subject to any necessary amendments to ensure that the guarantee applies to this Deed.

6.    TERMINATION

      This Deed shall terminate on the termination of the Lease (through effluxion of time, forfeiture or otherwise) unless the Tenant is granted relief from forfeiture.

7.    NO SURRENDER

      This Deed is not intended to and does not effect any surrender of the Lease or the grant of any new lease.

8.    GENERAL

(1)   DISPUTES

      Any dispute regarding a provision of this Deed shall be determined by a single arbitrator being either a surveyor with not less than 10 years experience in such matters or counsel of not less thin 10 years call and experienced in such matters in either case acting as an expert such arbitrator to be agreed by the Grantor and the Grantee or, failing agreement, by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996 or if appropriate bearing in mind the nature of the dispute the President for the time being of the Law Society.

(2)   JOINT AND SEVERAL LIABILITY

      Where the Grantee, the Grantor or the Guarantor is more than one person:

      (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Deed; and

      (b) The Grantor may release or compromise the liability of any of those persons under this Deed or grant any time or other indulgence without affecting the liability of any other of them.

(3)   NOTICES IN WRITING

      Every notice, consent, approval or direction given under this Deed shall be in writing.

(3)   COUNTERPARTS

      This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed and any party may enter into this Deed by executing a counterpart.

9.    NOTICES

      Where the Grantee is Niagara LaSalle (UK) Limited the notice provisions set out in subparagraph A below shall apply to any notice served under this Agreement, such notice provisions being personal to Niagara LaSalle (UK) Limited. At any other time the notice provisions set out in sub-paragraph B below shall apply.
A.    (1)   Any notice or other document to be served under this agreement may be delivered or sent by post to the party to be served as follows:

            (a) to the Grantor at the address set out in this Deed marked for the attention of the Company Secretary;

            (b)   to the Grantee at

                  Victoria Steelworks
                  Bull Lane
                  Moxley
                  Wednesbury
                  West Midlands WS 10 8RS

                  marked for the attention of Tony Bagshaw

                  with a copy to Niagara Corporation at 667 Madison Avenue, New York, 10021, USA;

            (c)   to the Guarantor at:

                  667 Madison Avenue
                  New York 10021
                  USA

            or at such other address as it may have notified to the other party in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid registered airmail (if elsewhere).

      (2) Any notice or other communication shall be deemed to have been duly given:

            (a) if delivered personally, when left at the address referred to in subclause (1); or

            (b) if sent by recorded mail other than airmail, two days after posting it; or

            (c) if sent by registered airmail, six days after posting it, provided always that a notice given in accordance with the above but received on a day which is not a Business Day or after business hours on a Business Day in the place of receipt will only be deemed to be given on the next Business Day in that place.

B. Any notice or other document served under this Deed may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

10.   GOVERNING LAW AND JURISDICTION

(1) This Deed is governed by and shall be construed in accordance with English Law.

(2) The Guarantor submits to the jurisdiction of the English Courts for all purposes relating to this Deed and appoints the Tenant's solicitors, Paisner & Co of Bouverie House, 154 Fleet Street, London EC4Y 2JD (or such other solicitors as shall subsequently be notified in writing to the Grantor) as agent for service of process with respect thereto.

11.   REGISTRATION

(1) Immediately following the date of this Deed the Grantor shall place its land certificates relating to the Property on deposit at HM Land Registry to permit the Grantee to note the provisions of this Deed on the registers of title for the Property.

[AND FOR BLACKBROOK ROAD, DUDLEY ONLY:

(2) In relation to the part of the Property registered under title number WM 159185 for which the Grantor will apply for a replacement land certificate, the provisions of sub-clause (1) above shall only apply once the Seller or the Seller's solicitor notifies the Buyer or the Buyer's solicitor of the replacement title number.]

IN WITNESS of which this Deed has been executed as a deed in writing arid has been delivered on the date which first appears on page 1.


THE COMMON SEAL OF            )
[RELEVANT GLYNWED             )
COMPANY] LIMITED              )
was affixed in the            )
presence of:                  )


                                 Director:


                                 Secretary:


THE COMMON SEAL OF            )
GLYNWED PROPERTIES            )
LIMITED was affixed in the    )
presence of:                  )

                                 Director:


                                 Secretary:

THE CONMMON SEAL OF                 )
NIAGARA LASALLE               )
(UK) LIMITED was affixed in   )
the presence of:              )

                                 Director:


                                 Secretary:



[EXECUTION CLAUSE FOR
NIAGARA CORPORATION]



                              SCHEDULE

                               PART I

The provisions of the Lease shall be varied as follows:

1. In clause 1 (Definitions) the following definitions shall be inserted after the definition of "Rent":

      ""REVIEW DATE" means [insert day and month of Lease] in the years 2014 and 2019;

      "REVIEW PERIOD" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date for a period of five years after the last Review Date;"

2. Clauses 4(1) and (2) (Rent) shall not apply and shall be replaced by the following:

      "(1)  RENT

            The yearly rent shall be:

            (a) until the first Review Date the rent of [open market rent ascertained in accordance with the provisions contained in this Lease to be inserted]; and

            (b) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

      (2)   RENT PAYMENT DATES

            The yearly rent is payable without any deduction, withholding or set- off by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on the date of this Lease in respect of the period commencin], 2009 and ending on the day before the next following Quarter Day.

      (3)   RENT REVIEW - METHOD

            The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

      (4)   NOMINATION

            The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

      (5)   RENT REVIEW - AMOUNT

            (a) The revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date:

                  (i) after the expiry of a rent free period or any necessary rent period given for fitting-out purposes only of such length and the giving of other inducements (including, without limitation, any, capital payment or contribution to fitting out costs) given for fitting out purposes only as would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of any such inducement for the fitting out purposes as referred to above; and

                  (ii) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

            (b) On any rent review the Tenant shall not deduce as comparable evidence the terms of any underlease of the Property which it has granted, including rent.

      (6)   ASSUMPTIONS

            The assumptions are that at the relevant Review Date:

            (a)   the Property:

                  (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years commencing on the relevant Review Date with the rent payable from then;

                  (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause
                        (l)(a) but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

                  (iii) is fit and available for immediate occupation and
                        is fitted out at the incoming tenant's cost for the incoming tenant's immediate use as authorised by this Lease; and

                  (iv) may be used for any of the purposes permitted by this Lease.

            (b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed;

            (c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

      (7)   DISREGARDS

            The matters to be disregarded are:

            (a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

            (b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

            (c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any voluntary improvement to the Property carried out by the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.

            In this sub-clause a "VOLUNTARY IMPROVEMENT" is one carried out with consent of the Landlord (where required) but not under an obligation to the Landlord or its predecessors in title.

      (8)   VALUER

      (a) The fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs.

      (b) The valuer shall afford the Landlord and the Tenant an opportunity to make representations to him.

      (c) If the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

      (9)   MEMORANDUM

            When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

      (10)  INTEREST

            If the revised rent payable with effect from any Review Date has not been agreed by that Review Date, rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

            For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the award of the arbitrator or of the determination by the valuer.

      (11)  COSTS

            If either the Landlord or the Tenant fails to pay any costs awarded against it in the case of an arbitration or the relevant part of the fees and expenses of the valuer under sub-clause (9) within 15 Business Days of the same being demanded by the arbitrator or the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

      (12)  TIME NOT OF THE ESSENCE

            Time shall not be of the essence for the purposes of this clause."

3. Sub-clause 5(3)(e) (Outgoings) shall be amended by the deletion of the words "during the first six years of the Term" from the first line of that sub-clause.

4. Sub-clause 5(7)(c) (Entry by the Landlord) shall be amended by the insertion of the words "and any person acting as valuer under clause 4" after the word "Landlord" in the first line and by the insertion of the words "or the implementation of clause 4" at the end of the sub-clause.

5. Clause 7 (Alienation) shall be deleted and replaced with the following new clause 7:

      "7    ALIENATION

      (1)   RESTRICTIONS ON ALIENATION

            The Tenant shall not:

            (a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property;

            (b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord.

      (2)   ASSIGNMENT

            The Tenant shall not:

            (a)   assign part of the Property;

            (b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

      (3)   AGREEMENT AS TO CIRCUMSTANCES

            The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist:

            (a) any Rent due (following demand if required under the terms of this Lease) from the Tenant under this Lease is unpaid;

            (b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able to comply with the covenants by the Tenant in this Lease following completion of the assignment;

            (c) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

            (d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant;

            (e) the Landlord reasonably determines that there is a subsisting material breach of any of the tenant's covenants by the Tenant or the conditions in this Lease.

      (4)   AGREEMENT AS TO CONDITIONS

            The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927):

            (a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement (as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995), such agreement to be a deed and where the Tenant is NIAGARA LASALLE (U.K.) LIMITED to contain the provisions in Part A of
                  Schedule 6 and at any other time to contain the provisions in Part B of Schedule 6 or in either case such other provisions as the Landlord shall first notify to the Tenant, to be approved by the Tenant, such approval not to be unreasonably withheld or delayed;

            (b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities of the Tenant under this Lease covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (a), the deed to contain where that person is NIAGARA CORPORATION provisions equivalent to those contained in paragraphs 1 to 6 and 11 of Part A of
                  Schedule 5 and at any other time, provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Part B of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires PROVIDED THAT if such person declines to enter into this covenant, the Tenant shall procure that there is paid to the Landlord a rent deposit equal to two years of the annual rent payable under clause 4(1)(b) of this Lease;

            (c) that before the assignment, if the Landlord reasonably determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in Part B of Schedule 5 (with "assignee" substituted for "Tenant" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period ending on the date on which the assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995;

            (d) that before the assignment where reasonably required a rent deposit is paid to the Landlord, such deposit to be an amount equal to six months of the annual rent payable under clause 4(l)(c) of this Lease or such greater amount as is reasonable in the circumstances;

            (e) that all Rent due (following demand if required under the term of this Lease) from the Tenant under this Lease as at the date of the assignment has been paid;

            (f) that the assignment is completed within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

      (5)   FURTHER AGREEMENT

            The Landlord and the Tenant agree that any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

      (6)   UNDERLETTING

            The Tenant shall not:

            (a)   underlet part of the Property; or

            (b)   underlet the whole of the Property without:

                  (i)   complying with the provisions of sub-clauses (7) to
                        (11); and

                  (ii) the prior consent of the Landlord, which shall not be unreasonably withheld.

      (7)   COVENANTS ON UNDERLETTING

            The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

            (a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, first, the covenants by the tenant and the conditions to be contained in the underlease and, secondly, the covenants by the Tenant and the conditions contained in this Lease (except first the covenant to pay rent and secondly any covenant in this Lease which is inconsistent with the covenants in the underlease as authorised under sub-clause (9)) throughout the period during which the undertenant is bound by the covenants by the tenant and conditions in the underlease;

            (b) without prejudice to paragraph (a), not to assign the underlet property without:

                  (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

                  (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Part B of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

      (8)   GUARANTEE ON UNDERLETTING

            If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period ending on the date on which the undertenant is released by virtue of the Landlord and Tenant (Covenants) Act 1995, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Part B of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

      (9)   FORM OF UNDERLEASE

            The Tenant shall procure that every underlease shall:

            (a) contain the same covenants by the tenant and other terms and conditions as are contained in this Lease subject only to:

                  (i) such amendments as may be provided for in paragraphs (b) to (d); and

                  (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld or delayed;

            (b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

            (c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord which shall not be unreasonably withheld or delayed where such consent cannot be unreasonably withheld or delayed under the terms of this Lease;

            (d) contain provisions to ensure that the tenancy is excluded from the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954;

            (e) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease."

      (10)  UNDERLEASE REQUIREMENTS

            The Tenant shall:

            (a)   not grant any underlease at a fine or premium;

            (b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

            (c) not accept the surrender of or vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord which, in the case only of a surrender, shall not be unreasonably withheld;

            (d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

            (e) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease;

            (f) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any representations which the Landlord may wish to make acting reasonably concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant.

            In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

      (11)  ASSOCIATED COMPANIES

            The Tenant may share the occupation of the whole or any part of the Property with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

            (a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

            (b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

      (12)  CHARGING

            The Tenant shall not:

            (a)   charge part of the Property; or

            (b) charge the whole of the Property without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

      (13)  REGISTRATION OF DEALINGS

            Within 28 days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than (pound)25, in respect of each assignment, transfer, underlease, charge or devolution.

6.    A new sub-clause 8(18) shall be added as follows:

      (18) While Niagara LaSalle (UK) Limited is the Tenant, the Landlord shall use reasonable endeavours to obtain from the insurers confirmation that the insurer waives its rights of subrogation against the Tenant.

7. Clause 9 (Guarantor's Covenant) shall be deleted and replaced with the following new clause 9:

      9.    "GUARANTOR'S COVENANT

      The Guarantor covenants with the Landlord where the Guarantor is NIAGARA CORPORATION on the terms set out in Part A of Schedule 5 and at any other time on the terms set out in Part B of Schedule 5."

8.    Clause 12 (Right to Break) shall be deleted.

9.    Schedule 5 shall be deleted and replaced with the following new
      Schedule 5:

                             "SCHEDULE 5

                        GUARANTEE PROVISIONS

                               PART A

1. In consideration of the mutual covenants contained in this Lease, the Guarantor guarantees to the Landlord and shall procure the due and punctual performance of each obligation of the Tenant under this Lease and shall pay to the Landlord from time to time on demand, or procure that the Tenant shall pay, any sum which the Tenant is at any time liable to pay to the Landlord under this Lease and which has not been paid at the time the demand is made.

2.    The obligations of the Guarantor under paragraph 1:

      (a) constitute direct, primary, unconditional and irrevocable obligations without the need for any recourse on the part of the Landlord against the Tenant;

      (b) shall not be affected or impaired by any concession, time or indulgence granted by the Landlord or by any other dealing or thing which would but for this paragraph (2)(b) operate to discharge or reduce that liability; and

      (c) shall not be affected or impaired by anything (including any legal limitation, disability or incapacity on the part of the Tenant) which causes any of the obligations of the Tenant under this Lease to be or become invalid or unenforceable.

3. If any of the obligations of the Tenant under this Lease is or becomes invalid or unenforceable the Guarantor shall perform and discharge all such obligations as if they were primary obligations of the Guarantor or shall procure that the Tenant performs and discharges all such obligations.

4. The guarantee set out in this clause shall extend to any costs, charges and expenses incurred by the Landlord in enforcing or seeking its enforcement.

5. The Guarantor shall make any payments due from it under this clause in full and, without any deduction or withholding in respect of any claim whatsoever (whether by way of set-off, counterclaim or otherwise).

6. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

7.    If

      (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

      (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

      (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

      (d)   this Lease is forfeited,

      then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as and reserved by and contained in this Lease (with the exception of this Schedule).

8. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

9. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

10. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the property has been re-let by the Landlord, whichever first occurs.

11. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT."

                               PART B

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the obligations and liabilities of the Tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.    The obligations of the Guarantor under this Lease:

      (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

      (b)   will not be affected by:

            (i)   any time or indulgence granted to the Tenant by the Landlord;

            (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

            (iii) any licence or consent granted to the Tenant or any
                  variation in the terms of this Lease save as provided in
                  section 18 of the Landlord and Tenant (Covenants) Act
                  1995;

            (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

            (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3.    So long as this guarantee remains in force the Guarantor shall not:

      (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

      (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

      (c)   exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

5.    If:

      (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

      (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

      (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

      (d)   this Lease is forfeited,

      then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT."

10.   Schedule 6 shall be deleted and replaced with the following new
      Schedule 6:


                             "SCHEDULE 6

                   AUTHORISED GUARANTEE AGREEMENT

                               PART A

1. The Guarantor guarantees to the Landlord and shall procure the due and punctual performance by the Assignee throughout the Guarantee Period of each obligation of the Assignee under this Lease and shall pay to the Landlord from time to time on demand, or procure that the Assignee shall pay, any sum which the Assignee is at any time liable to pay to the Landlord under this Lease and which has not been paid at the time the demand is made.

2.    The obligations of the Guarantor under paragraph 1:

      (a) constitute direct, primary, unconditional and irrevocable obligations without the need for any recourse on the part of the Landlord against the Assignee;

      (b) shall not be affected or impaired by any concession, time or indulgence granted by the Landlord or by any other dealing or thing which would but for this paragraph (2)(b) operate to discharge or reduce that liability; and

      (c) shall not be affected or impaired by anything (including any legal limitation, disability or incapacity on the part of the Assignee) which causes any of the obligations of the Assignee under this Lease to be or become invalid or unenforceable,

3. If any of the obligations of the Assignee under this Lease is or becomes invalid or unenforceable the Guarantor shall perform and discharge all such obligations as if they were primary obligations of the Guarantor or shall procure that the Assignee performs and discharges all such obligations.

4. The guarantee set out in this paragraph shall extend to any costs, charges and expenses incurred by the Landlord in enforcing or seeking its enforcement.

5. The Guarantor shall make any payments due from it under this paragraph in full and, without any deduction or withholding in respect of any claim whatsoever (whether by way of set-off, counterclaim or otherwise).

6. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

7. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

8. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

9. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

10. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

11. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

12. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

13.   In this Schedule:

      "ACT" means the Landlord and Tenant (Covenants) Act 1995;

      "ASSIGNEE" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

      "GUARANTEE PERIOD" means the period ending on the date on which the Assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995.

                               PART B

1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the Tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.    The obligations of the Guarantor under this guarantee will not be affected by:

      (a)   any time or indulgence granted to the Assignee by the Landlord;

      (b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

      (c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

      (d) the release of one or more of the parties defined as the Guarantor (if more than one); or

      (e) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.    During the Guarantee Period the Guarantor shall not:

      (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

      (b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

      (c)   exercise any right of set off against the Assignee.

9. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.   In this Schedule:

      "ACT" means the Landlord and Tenant (Covenants) Act 1995;

      "ASSIGNEE" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

      "GUARANTEE PERIOD" means the period ending on the date on which the Assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995."



                                  PART II

                               THE SIDE DEED

                                DATED , [ ]




                     [RELEVANT GLYNWED COMPANY] LIMITED


                                   -and-


                         GLYNWED PROPERTIES LIMITED


                                   -and-


                        NIAGARA LASALLE (UK) LIMITED

                                   -and-

                            NIAGARA CORPORATION




                        ----------------------------

                                 SIDE DEED
                       relating to land and buildings
                                  known as
                                    [ ]
                            and lease dated [ ]
                              of that property
                        ----------------------------


                               ALLEN & OVERY
                                   London



THIS DEED is made on [        ], 1999

BETWEEN:

(1)   [RELEVANT GLYNWED COMPANY] LIMITED (registered number [
                  ]) whose registered office is at Headland House, New Coventry Road, Sheldon, Birmingham ("GLYNWED");

[(2)  INCLUDE IF APPLICABLE - GLYNWED PROPERTIES LIMITED
      (registered number 254 047) whose registered office is at Headland House, New Coventry Road, Sheldon, Birmingham; and]

(3) NIAGARA LASALLE (UK) LIMITED (registered number 3725308) whose registered office is at 1st Floor, Bouverie House, 154 Fleet Street, London, EC4A 2DQ ("NIAGARA"); and

(4) NIAGARA CORPORATION a corporation organised and existing under the Laws of the State of Delaware, whose principal office is at 667 Madison Avenue, New York 10021, USA (the "GUARANTOR".)

RECITALS

(A) This Deed is supplemental to the Lease by which the Property was demised for the Term.

(B) Glynwed is the landlord under the Lease, Niagara is the tenant under the Lease and the Guarantor is the guarantor under the Lease.

[(C) INCLUDE IF APPLICABLE - Glynwed Properties Limited is the beneficial owner of the Property and has confirmed its consent to this Deed.]

(D) The parties have agreed that while Glynwed is the landlord under the Lease and Niagara is the tenant under the Lease and occupies the whole of the Property and the Guarantor is the guarantor under the Lease, the terms of the Lease shall be varied in accordance with the terms of this Deed.

THIS DEED WITNESSES as follows:

1.    DEFINITIONS

      In this Deed:

      "LANDLORD" means Glynwed;

      "LEASE" means the lease of even date herewith and made between Glynwed (1) and Niagara (2) in respect of the Property and includes all deeds and documents supplemental to it;

      "PROPERTY" means [      ] as more particularly described in the Lease;

      "TENANT" means Niagara;

      "TERM" means the term of years granted by the Lease.

2.    INTERPRETATI0N

(1) Where there are two or more persons included in the expressions "Glynwed", "Niagara" or "Guarantor" each reference to Glynwed or Niagara includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

      (a) that enactment as amended, extended or applied by or under any other enactment (before or after the execution of this Deed);

      (b) any enactment which that enactment re-enacts (with or without modification);

      (c) any subordinate legislation made (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

      (d) any consents, licences and permissions given (before or after the execution of this Deed) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)   Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)   The headings in this Deed do not affect its interpretation.

3.    THIS DEED

      The provisions of this Deed shall only apply while title to the reversion of the Lease is vested in Glynwed and while the Term of the Lease is vested in Niagara and whilst Niagara is in occupation of the Property and whilst the Guarantor is the guarantor under the Lease and then only during the period commencing on the date of the Lease and ending either on the date before the date of the first transfer/assignment of the reversion of the Lease by Glynwed or on the day before the date of the first transfer/assignment of the Lease by Niagara, whichever is earlier.

4.    VARIATIONS

      The provisions of the Lease shall be varied in accordance with the provisions set out in the Schedule to this Deed

5.    UNDERLETTINGS

      If Niagara underlet the whole of the Property, clause 4 (Variations) of this Deed shall not apply.

6.    GUARANTEE

      In consideration of Glynwed entering into this Deed at the Guarantor's request, the Guarantor guarantees to Glynwed the obligations and liabilities of Niagara under this Deed, such guarantee to be on the same terms as the guarantee set out in Clauses 1 - 6 and 11 of Part A of Schedule 5 to the Lease which is hereby incorporated into this Deed subject to all necessary amendments to ensure that the guarantee applies to this Deed.

7.    TERMINATION

      This Deed shall terminate on the happening of any one or more of the following events:

      (a) the termination of the Lease (through effluxion of time, forfeiture or otherwise) unless the Tenant is granted relief from forfeiture but notwithstanding any such termination the Tenant shall be under no greater liability to the Landlord in relation to any period prior to such termination than it would have been if this Deed had not terminated;

      (b)   an assignrnent/transfer of the reversion in the Lease by Glynwed;
            or

      (c) an assignment or underletting of the whole or any part of the Property by Niagara.

8.    ASSIGNMENTS

      This Deed is not capable of assignment by Niagara and is personal to it.

9.    NO SURRENDER

      This Deed is not intended to and does not effect any surrender of the Lease or the grant of any new lease.

10.   GENERAL

(1)   DISPUTES

      Any dispute regarding a provision of this Deed shall be determined by a single arbitrator agreed by Glynwed and Niagara or, failing agreement, by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996.

(2)   JOINT AND SEVERAL LIABILITY

      Where Niagara or Glynwed or the Guarantor is more than one person:

      (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Deed; and

      (b) Glynwed may release or compromise the liability of any of those persons under this Deed or grant any time or other indulgence without affecting the liability of any other of them.

(3)   NOTICES IN WRITING

      Every notice, consent, approval or direction given under this Deed shall be in writing.

(4)   COUNTERPARTS

      This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed and any party may enter into this Deed by executing a counterpart.

11.   NOTICES

      (1) Any notice or other document to be served under this agreement may be delivered or sent by post to the party to be served as follows:

            (a) to Glynwed at the address set out in this Agreement marked for the attention of the Company Secretary;

            (b)   to Niagara at:

                  Victoria Steel Works
                  Bull Lane
                  Moxley
                  Wednesbury
                  West Midlands WS10 8RS

                  marked for the attention of Tony Bagshaw

                  with a copy to Niagara Corporation at 667 Madison Avenue, New York, 10021, USA;

            (c)   to the Guarantor at:

                  667 Madison Avenue, New York, 10021, USA

            or at such other address as it may have notified to the other party in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid registered airmail (if elsewhere).

      (2) Any notice or other communication shall be deemed to have been duly given:

            (a) if delivered personally, when left at the address referred to in subclause (1); or

            (b) if sent by recorded mail other than airmail, two days after posting it; or

            (c) if sent by registered airmail, six days after posting it, provided always that a notice given in accordance with the above but received on a day which is not a Business Day or after business hours on a Business Day in the place of receipt will only be deemed to be given on the next Business Day in that place.

12.   GOVERNING LAW AND JURISDICTION

(1) This Deed is governed by and shall be construed in accordance with English Law.

(2) The Guarantor submits to the jurisdiction of the English Courts for all purposes relating to this Deed and appoints the Grantee's solicitors, Paisner & Co of Bouverie House, 154 Fleet Street, London EC4Y 2JD (or such other solicitors as shall be notified by the Guarantor to Glynwed) as agent for service of process with respect thereto.

IN WITNESS of which this Deed has been executed as a deed in writing and has been delivered on the date which first appears on page 1.


                              SCHEDULE

The provisions of the Lease shall be varied as follows:

1. In Clause 1 (Definitions) the definition of "INSURED RISKS" shall be deleted and replaced with the following definition:

      "INSURED RISKS" means all risks of physical loss or damage (including but not limited to subsidence and theft) as is generally available under an all risks policy from time to time available in the insurance market.

2. Sub-clause 5(4)(a) shall be amended so that the wording "or repair damage caused by an Insured Risk save where: "shall be deleted from the last line of the sub-paragraph (a) and sub-paragraphs 5(4)(a)(i) and (ii) shall be deleted.

3. Clause 8 (Insurance) shall be deleted and replaced with the following new Clause 8:

      "8    INSURANCE

      (1)   TENANT'S INSURANCE OBLIGATIONS

            The tenant shall keep the Property insured in the joint names of the Landlord and the Tenant with insurers or underwriters of repute in accordance with the provisions of this clause.

      (2)   SUM AND RISKS INSURED

            The Property shall be insured in a sum not less than its full reinstatement cost against loss or damage by the Insured Risks and the insurance shall extend to architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris.

      (3)   INSURANCE UNAVAILABLE

            The Tenant will immediately notify the Landlord if the Tenant is unable to arrange insurance in compliance with the provisions of this clause either in whole or in part.

      (4)   REINSTATEMENT

            If the Property is destroyed or damaged by any of the Insured Risks, then the Tenant shall use reasonable endeavours to:

            (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible; and

            (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Tenant and an amount equal to any excess imposed by the insurers in reinstating the Property making good any shortfall out of its own money save as set out in sub-clause 8(12)(a) below."

      (5)   FAILURE TO REINSTATE

            (a) If reinstatement in accordance with sub-clause (4) has not commenced within 9 months of the date of the destruction or damage and provided the Tenant is not prevented from commencing reinstatement because of a supervening event (as defined in sub-clause (10) below) and the Tenant does not within 10 working days of the expiry of that 9 month period exercise the option contained in the Option Deed or if the Tenant exercises the option but subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time after the expiry of the 10 working days or the failure to complete serve written notice on the Tenant terminating the Lease with immediate effect and the provisions of clause 12(3) of the Lease will apply to such termination.

            (b) If reinstatement by the Tenant has not been completed in accordance with sub-clause (4) above by the date 3 years from the date of damage or destruction of the Property either party may at any time after the expiry of the 3 year period serve 10 days written notice on the other terminating the Lease, such termination to take effect on the expiry of the Landlord's written notice and the provision of clause 12(3) of the Lease will apply to such termination.

                  On the termination of the Lease under sub-paragraph (a) or (b) of this sub-clause the Tenant shall pay all insurance monies together with an amount equal to any shortfall in the full reinstatement value of the Property (save as set out in sub- clause 8(12)(a) below) and the cost of architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris to the Landlord save to the extent that the Tenant has properly applied any portion of the insurance monies with the prior written approval of the Landlord to the reinstatement of the Property up to the date of termination of the Lease by the Landlord. Any dispute as to the amount to be paid by the Tenant shall be referred to arbitration.

                  Any Landlord's notice to terminate the Lease served under this sub-clause shall not take effect if at any time prior to the expiry of the notice the Tenant exercises its option to purchase the freehold of the Property pursuant to the Option Deed provided that if the Tenant subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time serve a further notice on the Tenant terminating the Lease with immediate effect and the provisions of clause 12(3) of the Lease will apply to such termination.

      (6)   FAILURE TO INSURE

            If the Tenant fails to insure in accordance with this clause 8 the Landlord may (but without prejudice to its other rights, including its right of re-entry) insure in accordance with this clause (but in its sole name or in the joint names of the Landlord and Tenant, at the Landlord's option) and all premiums paid by the Landlord and all incidental expenses will be re-paid by the Tenant to the Landlord on demand.

      (7)   PRODUCTION OF POLICY

            Whenever reasonably required to do so by the Landlord, the Tenant shall produce to the Landlord a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

      (8)   NOTICE OF DAMAGE

            If the Property is destroyed or damaged by any of the Insured Risks, the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant or ought to have come to the notice of the Tenant and shall, within 1 month of such destruction or damage, notify the Landlord as to whether or not the Tenant wishes to proceed to reinstate the Property. If the Tenant notifies the Landlord that the Tenant does not wish to reinstate the Property then all insurance monies shall belong to the Landlord free of any interest of the Tenant and the Tenant will take all steps necessary which are in the Tenant's control or ought reasonably to be in its control to ensure that all insurance monies and an amount equal to the any shortfall in the full reinstatement value of the Property and the cost of the architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris are paid to the Landlord (including paying to the Landlord any which are paid to the Tenant) and (subject to complying with these obligations as to insurance monies) the Tenant will be released from the Tenant's obligation to reinstate under sub-clause (4) above and the Landlord may, with immediate effect, reinstate the Property and this Lease will terminate on the date 12 months after service of the Tenant's notice stating that the Tenant does not wish to reinstate. If the Tenant notifies the Landlord that it does wish to reinstate the Property then the Tenant's break option contained in clause 12 of the Lease shall be suspended until such time as the Property is full reinstated by the Tenant in accordance with sub-clause
            (4) above. Termination will not affect either party's rights in connection with any breach by the other of their respective obligations in this Lease which may have occurred before the date on which this Lease terminates including (without limitation) the Landlord's rights in relation to any breach of the obligations contained in clause 8(2).

      (9)   PREVENTION OF REINSTATEMENT

            The Tenant shall not be obliged to reinstate the Property in accordance with sub-clause (4) while prevented by a supervening event. If the Tenant is unable to commence reinstatement within twelve months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation either the Landlord or the Tenant may determine the Term by serving notice on the other at any time within one month of the end of the twelve month period. For the avoidance of doubt any notice served by the Landlord under this sub-clause to determine the Lease shall not take effect if at the time of service the Tenant has exercised its option to purchase the freehold of the Property pursuant to the Option Deed provided that if the Tenant subsequently fails to complete the purchase in accordance with the Option Deed the Landlord may at any time serve a further notice on the Tenant terminating the Lease with immediate effect. On service of a notice to terminate the Term shall cease but without prejudice to any rights that either party may have against the other for breach of any of the covenants by the Landlord or the Tenant or the conditions in this Lease and the Tenant shall pay all insurance monies together with an amount equal to any shortfall in the full reinstatement value of the Property (save as set out in sub-clause 8(l2)(a) below) and the cost of architects and other professional fees in relation to the reinstatement of the Property and the cost of demolition and removal of debris to the Landlord save to the extent that the Tenant has properly applied any portion of the insurance monies with the prior written approval of the Landlord to the architects or other professional fees or debris removal or demolition in attempting to reinstate the Property up to the happening of the supervening event. Any dispute as to the amount to be paid by the Tenant shall be referred to arbitration.

      (10)  SUPERVENING EVENT

            In sub-clause (5) and (9) a supervening event means any of the following:

            (a) inability of the Tenant to obtain the consents and permissions referred to in sub-clause (4) despite using all reasonable endeavours to do so;

            (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Tenant to comply or the Tenant being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Tenant to comply;

            (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken; and

            (d) prevention of reinstatement by any cause beyond the control of the Tenant.

      (11)  DOUBLE INSURANCE

            Save as provided in this Deed the Property Agreement and the Sale of Business Agreement the Landlord shall not effect any insurance relating to the Property against any of the Insured Risks.

      (12)  VITIATION

            (a) If the Landlord does or omits to do anything at the Property which makes the Tenant's insurance policy void or voidable the Landlord shall make up any shortfall in the insurance proceeds out of its own money.

            (b) The Landlord may, at any time, request that the Tenant obtain and upon such a request use reasonable endeavours to obtain an insurance policy that contains a non-vitiation provisions provided that the Landlord shall pay to the Tenant any increase in the amount of premium attributable to the inclusion of the non-vitiation provision.



THE COMMON SEAL OF            )
[RELEVANT GLYNWED             )
COMPANY LIMITED               )
was affixed in the            )
presence of:                  )

                                 Director:


                                 Secretary:


THE COMMON SEAL OF            )
GLYNWED PROPERTIES            )
LIMITED was affixed in the    )
presence of:                  )

                                 Director:


                                 Secretary:

THE COMMON SEAL OF            )
NIAGARA (UK) LIMITED          )
was affixed in the            )
presence of:                  )

                                 Director:


                                 Secretary:



[EXECUTION CLAUSE FOR
NIAGARA CORPORATION]